                                                                   EXHIBIT 10.62


                          LEASE TERMINATION AGREEMENT



     THIS LEASE TERMINATION AGREEMENT (the "Agreement") is made as of August 31, 2001, by and between BRUNNER COMPANIES INCOME PROPERTIES L.P. I, a Delaware Limited Partnership, (together with its successors and assigns, "Landlord)" and WINN-DIXIE CHARLOTTE, INC., a Florida corporation, as successor by merger of Winn-Dixie Greenville, Inc. (together with its successors and assigns, "Tenant").


                                   RECITALS:

     1. Tenant and Landlord are parties to a lease dated May 27, 1986 (as amended from time to time, the "Lease"), pursuant to which Tenant rented and occupied certain real property and improvements located in a shopping center known as White Horse Plaza and more particularly described on Exhibit "A" attached hereto and incorporated herein (the "Premises").

     2. A Short Form Lease has been recorded in Deed Book 1277, Page 373, in the Office of Register of Deeds of Greenville County, South Carolina; (the "Short Form Lease").

     3. Pursuant to a guaranty dated May 27, 1986 (the "Guaranty"), Winn-Dixie Stores, Inc. (the "Guarantor") guaranteed certain obligations of Tenant under the Lease.

     4. The term of the Lease is scheduled to expire on November 5, 2006 (the "Scheduled Expiration Date").

     5. Tenant and Landlord have agreed to terminate the Lease and the Guaranty as of August 31, 2001 (the "Release Date"), upon the terms and conditions stated herein.

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree, represent, and/or warrant, as applicable, as follows:

     1. The foregoing recitals are true and correct and are incorporated herein by reference.

     2. On the Release Date, Tenant tendered or shall tender to Landlord, and Landlord accepted or shall accept from Tenant, the Premises "as is."

     3. Following execution hereof by Tenant, Landlord, and Landlord's Mortgagee (as hereinafter defined) and on or before the Release Date, Tenant shall pay to Landlord the sum of $1,260,000.00 in full satisfaction of all of Tenant's and Guarantor's obligations to Landlord under or in connection with the Lease or the Guaranty, including, without limitation, all past, present or future obligations for the payment of rent, common area maintenance charges, taxes, insurance or other sums due under or in connection with the Lease.

     4. As of the Release Date, the Lease and the Guaranty, and any restrictions, easements or other matters of record or otherwise arising out of the Lease, are or shall be terminated.

     5. As of the Release Date, Landlord and Tenant hereby forever release and discharge each other, including their respective subsidiaries, affiliates, officers, directors, partners, agents, and employees and specifically including Guarantor from all obligations and liabilities, whether known or unknown, foreseen or unforeseen, under or in connection with the Lease or Tenant's use or occupancy of the Premises or with the Guaranty, including, without limitation, all claims, causes of action and damages, at law or in equity, including attorneys' fees and costs and expenses, arising out of or related to the transactions and circumstances described in those certain lawsuits now pending in the Civil Court of Richmond County,

Georgia and styled "Brunner Companies Income Properties Limited Partnership I, Plaintiff v. Winn-Dixie Charlotte, Inc., Defendant," and that certain lawsuit pending in the Court of Common Pleas of the County of Greenville, South Carolina, styled "Winn-Dixie Charlotte, Inc. (formerly Winn-Dixie Greenville, Inc.), Plaintiff v. Brunner Companies Income Properties, L.P.I., Defendant," and bearing Case No. 99-CP-23-2229.

     Notwithstanding anything contained in this Agreement to the contrary, the foregoing release does not release Tenant or Guarantor (or their insurers) from any lawsuit, damages or liabilities, including, without limitation, reasonable legal fees and costs, which result directly or indirectly from any claims, demands, cases of action or lawsuits made or brought for personal or property damages arising on or before the Effective Date and brought by a third party, excluding Landlord and any party related to Landlord, which was or was to have been either indemnified or insured against by Tenant pursuant to the Lease.

     Further, notwithstanding anything contained in this Agreement to the contrary, the foregoing release does not release Landlord (or its insurers) from any lawsuit, damages or liabilities, including, without limitation, reasonable legal fees and costs, which result directly or indirectly from any claims, demands, causes of action or lawsuits made or brought for personal or property damages arising on or before the Effective Date and brought by a third party, excluding Tenant and any party related to Tenant, which was or was to have been either indemnified or insured against by Landlord pursuant to the Lease.

     6. Landlord represents and warrants to Tenant that it is the owner and holder of title to the Premises, that it, and the person signing on behalf of it, has the power and the lawful authority to execute and deliver this Agreement, and that no consent, authorization, approval, or notice to any other party is necessary in connection with the execution and delivery of this Agreement by Landlord or its representative, or as a prerequisite to its enforceability against Landlord except for the consent of New York Life Insurance Company, ("Landlord's Mortgagee").

     7. Neither Landlord nor Tenant shall record this Agreement but each of Landlord and Tenant shall direct that a memorandum of this Agreement be recorded in the Public Records of Greenville County, South Carolina, to evidence termination of the Lease and Guaranty of record.

     8. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of South Carolina.

     9. This Agreement contains the entire agreement between he parties hereto with respect to the subject matter described herein. This Agreement may only be modified or amended, or any provision hereof waived, in a writing executed by the parties sought to be charged with such modification, amendment or waiver.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Agreement as of the date first above written.

Signed, sealed and delivered
in the presence of:


/s/ WAYNE GROVENSTEIN               BRUNNER COMPANIES INCOME PROPERTIES, L.P. I,
-----------------------------       a Delaware Limited Partnership
Print Name: Wayne Grovenstein


/s/ DANIEL E. NIXON, JR.            By:     BRUNNER MANAGEMENT, L.P., a Delaware
-----------------------------               limited partnership
Print Name: Daniel E. Nixon         As its: General Partner


                                    By:     BCIP & III, LLC, A Georgia limited
                                            liability company

                                    As its: General Partner

                                    By: /s/ JAMES M. HULL
                                       -----------------------------------------
                                    As its: Member Manager

                                         WINN-DIXIE CHARLOTTE, INC.
/s/ Beverly White
    ----------------------------------
Print Name: Beverly White
            --------------------------  By: Dennis M. Sheehan
                                            -----------------------------------
                                            DENNIS M. SHEEHAN
                                            Its: Senior Vice President
/s/ Lucy W. McCook
    ----------------------------------
Print Name: Lucy W. McCook




STATE OF  (GEORGIA)
          ----------------------------
COUNTY OF (RICHMOND)
          ----------------------------


     Personally appeared before me  WAYNE GROVENSTEIN    (NAME OF FIRST WITNESS)
                                    --------------------
who being first duly sworn, deposed and said that he/she saw the within named BRUNNER COMPANIES INCOME PROPERTIES L.P.I, a Delaware limited partnership, by BCI & III, a Georgia limited liability company, as General Partner, by JAMES M. HULL, as Member Manager, sign and as its act and deed, deliver the within Memorandum of Lease Termination Agreement and that he/she with Daniel E. Nixon
                                                               ---------------
Jr. (NAME OF SECOND WITNESS) witnessed the execution thereof.
---
                                   /s/ Wayne Grovenstein
                                  ----------------------------------------------
                                  (Signature of First Witness)


Sworn to before me this 24th day of Sept. 2001.
                        ----        -----
/s/ Laurie A. Underwood                                    LAURIE A. UNDERWOOD
----------------------------------------------                [NOTARY SEAL]
Notary Public                                              COLUMBIA COUNTY, GA
Comm. exp. 7-15-05


STATE OF FLORIDA  )
COUNTY OF DUVAL   )

     Personally appeared before me Beverly White (NAME OF FIRST WITNESS) who
                                   -------------
being first duly sworn, deposed and said that he/she saw the within named WINN-DIXIE CHARLOTTE, INC. a Florida corporation, by DENNIS M. SHEEHAN, its Vice President, sign and, as its act and deed, deliver the within Memorandum of Lease Termination Agreement that he/she with Lucy W. McCook (NAME OF SECOND
                                                --------------
WITNESS) witnessed the execution thereof.

                                   /s/ Beverly White
                                  ----------------------------------------------
                                  (Signature of First Witness)


Sworn to before me this 24th day of Sept. 2001.
                        ----        -----
/s/ Rebecca L. Sawyer                                       REBECCA L. SAWYER
----------------------------------------------                [NOTARY SEAL]
Notary Public                                               STATE OF FLORIDA
State and County aforesaid
My commission expires:
(Notarial Seal)               REBECCA L. SAWYER
                          My Comm. Exp. June 2, 2002
                             Comm. NO. CC 372310

                                                         NOTARY SEAL

                                                           COUNTY

                                    CONSENT

     The undersigned, the owner and holder of a mortgage upon the Premises, hereby consents to the terms and conditions of the foregoing Memorandum of Lease Termination Agreement.


/s/ Hartley H. Silas                    NEW YORK LIFE INSURANCE COMPANY
--------------------------------------
Print Name: Hartley H. Silas


/s/ James Scantlebury                   By: /s/ Roger Braxton
--------------------------------------  --------------------------------------
Print Name: James Scantlebury           Roger Braxton
                                        Its: Assistant Vice President


STATE OF NEW YORK   )
COUNTY OF NEW YORK  )

     Personally appeared before me Hartley H. Silas (name of first witness) who being first duly sworn, deposed and said that he/she saw the within named New York Life Insurance Company, by Roger Braxton, its Assistant Vice President, sign and, as its act and deed, deliver the within Memorandum of Lease Termination Agreement that he/she with James Scantlebury (name of second witness) witnessed the execution thereof.


                                        /s/ Hartley H. Silas
                                        ---------------------------------------
                                        (Signature of First Witness)

Sworn to before me this 25th day of
September, 2001.

/s/ [illegible]
---------------------------------------
Notary Public
State and County aforesaid
My commission expires:
(Notarial Seal)


O:\TRANSFER\GREENVIL\1053\TERMINAT.3
September 20, 2001

                               LEGAL DESCRIPTION
                                       OF
                                SHOPPING CENTER

All that certain piece, parcel or tract of land, situate, lying and being Southwest of White Horse Road and Northwest of Bramlett Road, in the county of Greenville, State of South Carolina, being shown and designated on survey for Dayton & Associates-VII, a South Carolina General Partnership, dated January, 1986, revised February, 1986, prepared by Webb Surveying & Mapping Group, and having according to said plat, the following metes and bounds:

BEGINNING at an iron pin on the Northwest Side of Bramlett Road at its intersection with the Northern boundary of the right-of-way of Southern Railroad hereinafter referred to as the point of beginning; thence N61(degrees) 29'W, 1,024.91 feet along the Northern boundary of the right-of-way of Southern Railroad to a point; thence N50(degrees) 8'E, 1,264.87 feet to a point; thence N49(degrees) 41'E, 411.97 feet to the Southwest right-of-way of White Horse Road; thence S49(degrees) 40'E along the Southwest right-of-way of White Horse Road, 863.06 feet to a point; thence S51(degrees) 03'W, 175.0 feet to a point; thence S52(degrees) 08'E, 150.0 feet to a point on the Northwest right-of-way of Bramlett Road; thence S59(degrees) 30'W along the Northwest right-of-way of Bramlett Road, 459.97 feet to a point; thence S57(degrees) 49'W along the Northwest right-of-way of Bramlett road, 115.01 feet; thence S54(degrees) 25'W along the Northwest right-of-way of Bramlett Road, 110.0 feet; to a point; thence S51(degrees) 50'W along the Northwest right-of-way of Bramlett Road,
60.70 feet to a point; thence S51(degrees) 05'W along the Northwest right-of-way of Bramlett Road, 50.70 feet to a point; thence S47(degrees) 50'W along the Northwest right-of-way of Bramlett Road, 93.60 feet to a point; thence S45(degrees) 46'W along the Northwest right-of-way of Bramlett Road, 100.25 feet to a point; thence S42(degrees) 26'W along the Northwest right-of-way of Bramlett Road, 99.93 feet to a point; thence S39(degrees) 36'W along the Northwest right-of-way of Bramlett Road, 100.0 feet to a point; thence S40(degrees) 52'W along the Northwest right-of-way of Bramlett Road, 125.33 feet to the point of beginning.


                                  EXHIBIT "A"